UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 14, 2023

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39899 Balentine Drive, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

INTRODUCTORY NOTE
As previously disclosed, on June 12, 2023, Concentrix Corporation (“Concentrix” or the “Company”), OSYRIS S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg and a direct wholly owned subsidiary of Concentrix (“Purchaser”), certain stockholders (the “Beneficiaries”) of Marnix Lux SA, a public limited liability company (société anonyme) incorporated under the laws of the Grand Duchy of Luxembourg (“Webhelp Parent”) and the parent company of Webhelp SAS (“Webhelp”), and Webhelp Parent entered into a Share Purchase and Contribution Agreement (the “Share Purchase and Contribution Agreement”) by which Concentrix and Purchaser are expected to acquire all of the issued and outstanding capital stock of Webhelp Parent (the “Transaction”). On or about July 6, 2023, Concentrix mailed a proxy statement (the “Proxy Statement”) to Concentrix’ stockholders in connection with the special meeting of its stockholders scheduled to be held on August 4, 2023, at which its stockholders are being asked to approve the issuance of shares of Concentrix common stock in connection with the Transaction. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the respective meanings ascribed to such terms in the Share Purchase and Contribution Agreement.

Item 8.01.    Other Events.

Demand Letters

As of July 14, 2023, seven stockholder demand letters have been sent to Concentrix alleging the Proxy Statement omitted material information with respect to the Transaction and seeking corrective disclosures. The alleged omissions relate to (i) additional detail regarding the Company’s financial projections, (ii) additional detail regarding the financial analysis performed by of the Company’s financial advisor, including certain inputs, and (iii) additional detail with respect to the compensation of the Company’s financial advisor. Concentrix believes the demands for supplemental corrective disclosure are entirely without merit and no further disclosure is required by applicable rule, statute, regulation or law beyond that already contained in the Proxy Statement. As of the date of this filing, the Company has not received any other demand letters or received notice of any litigation arising from the Transaction.

Amendment to Share Purchase and Contribution Agreement

On July 14, 2023, Concentrix, Purchaser, the Beneficiaries and Webhelp Parent entered into the First Amendment to the Share Purchase and Contribution Agreement (the “Amendment”). Consistent with the parties’ previous agreement to cooperate on structuring alternatives prior to Closing, the Amendment makes certain immaterial structuring changes to the transactions that are expected to take place at the closing of the Transaction. In particular, the Amendment: (i) adds a structuring step whereby the OD Sellers and Frédéric Jousset will exchange vendor notes issued by the Purchaser to Concentrix for their portion of the Closing Share Payment; (ii) provides that Sellers other than the GBL Sellers, Frédéric Jousset and the OD Sellers may elect, in lieu of receiving their portion of the Earnout Shares, to receive restricted shares of Company common stock (the “Restricted Shares”) that provide the same economic benefit as the Earnout Shares; and (iii) makes certain other clarifying changes. The Restricted Shares will be subject to the same contingent criteria as the Earnout Shares (including the share price of Concentrix common stock reaching $170.00 per share within seven years from the closing of the Transaction), will be subject to restrictions on transfer and will not be eligible to receive Company dividends or to vote upon matters submitted to Company stockholders until the contingent criteria is satisfied and the restrictions lapse.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements regarding the combination with Webhelp and the timing thereof, including regulatory approvals and the satisfaction of other closing conditions and the timing thereof, statements related to the demand letters, and statements that include words such as believe, expect, may, will, provide, could and should and other similar expressions. These forward-looking statements are inherently uncertain and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things: risks related to the proposed transaction, including that the proposed transaction will not be consummated; the ability to receive shareholder approval and regulatory approvals for the proposed transaction in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the proposed transaction; conditions in the credit markets and the ability to obtain financing for the proposed transaction on a favorable basis, if at all; fluctuations in currency exchange rates and their impact on the U.S. dollar cost for Euro-denominated obligations; the ability to retain key employees and successfully integrate the Webhelp business; the Company’s ability to realize estimated cost savings, synergies or other anticipated benefits of the proposed transaction, or that such benefits may take longer to realize than expected; diversion of management’s attention; the potential impact of the announcement or consummation of the proposed acquisition on relationships with clients and other third parties; the unfavorable outcome of any legal proceedings that may be instituted against the Company, Webhelp Parent, the Sellers or the combined company; and other risks related to the Company’s and Webhelp’s businesses, including risks related to general economic conditions, cyberattacks on the Company’s or Webhelp’s networks and information technology systems, the loss of key personnel or the inability to attract and retain staff, increases in the cost of labor, the effects of communicable diseases, natural disasters, adverse weather conditions or public health crises, competitive conditions in the Company’s industry, higher than expected tax liabilities, the demand for CX solutions and technology, changes in law, and other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2022 filed with the SEC and subsequent SEC filings. The Company does not undertake a duty to update forward-looking statements, which speak only as of the date on which they are made.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
First Amendment to Share Purchase and Contribution Agreement, dated July 14, 2023, by and among Concentrix Corporation, OSYRIS S.à r.l., Marnix Lux SA, Sandrine Asseraf as the PoA Seller Representative, Priscilla Maters, as the representative of the GBL Sellers and Frédéric Jousset, and Sapiens, as the representative of the Non-PoA Sellers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2023	CONCENTRIX CORPORATION

	By:	/s/ Jane C. Fogarty
Jane C. Fogarty Executive Vice President, Legal